Focused exclusively on specialty commercial automobile insurance policies in the United States Atlas Financial Holdings, Inc. August 2021

Atlas Financial Holdings. – August 2021 2 This presentation includes forward-looking statements regarding Atlas and its insurance subsidiaries and businesses. Such statements are based on the current expectations of the management of each entity. The words “anticipate,” “expect,” “believe,” “may,” “should,” “estimate,” “project,” “outlook,” “forecast” or similar words are used to identify such forward looking information. The forward-looking events and circumstances discussed in this release may not occur and could differ materially as a result of known and unknown risk factors and uncertainties affecting the Companies, including risks regarding the insurance industry, economic factors and the equity markets generally and the risk factors discussed in the “Risk Factors” section of the Company’s 2020 Annual Report on Form 10-K. No forward-looking statement can be guaranteed. Except as required by applicable securities laws, forward-looking statements speak only as of the date on which they are made and Atlas and its subsidiaries undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward Looking Statement

About Atlas





Focused on "light" commercial auto

The primary business of Atlas is commercial automobile insurance in the United States, with a niche market orientation and focus on insurance for the "light" commercial automobile sector including taxi cabs, nonemergency para-transit, limousine/livery (including full-time transportation network company drivers) and business auto. Atlas' specialized infrastructure is designed to leverage analytics, expertise and technology to efficiently and profitably provide insurance solutions for independent contractors, owner operators and other smaller accounts. The Company focuses on underserved and evolving niche markets where its differentiated approach is expected to create value for its stakeholders and shareholders.



The Company's strategy is focused on leveraging its managing general agency operation ("AGMI") and its insuretech digital platform ("optOn"). For more information about Atlas, please visit www.atlas-fin.com, www.agmiinsurance.com, and www.getopton.com.


TAXI

ATLAS
FINANCIAL HOLDINGS, INC.

Atlas Financial Holdings. – August 2021

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Atlas Financial Holdings. – August 2021 4 Early Years 2011-2015 Atlas began process of building its underwriting infrastructure as a carrier; historically focused on taxi, limo, and paratransit business. Addressing Challenges 2019-2020 After several years of strong operating results, the Company began to report heavier than expected loss reserves across its business lines. Atlas’ losses were similar in nature to that of the commercial auto industry at large. As a result the Company re- aligned its operational focus to leverage core strengths. Paradigm Shift 2015-2018 The proliferation of ride-sharing services and transportation network companies such as Uber and Lyft completely transform the market. Atlas continues to grow in light commercial auto throughout this process as it adapts to the changing market conditions. Future 2021 - Focusing on its core strengths, relationships, and data/analytics, Atlas began a strategic shift focusing on its technology driven commercial auto managing general agency (“MGA”) as its primary business Atlas History Strategic Realignment

Atlas Financial Holdings. – August 2021 5 Strategic Focus • Leverage heritage in specialty market • Utilize Atlas’ systems and MGA resources (“AGMI”) • Existing distribution channel cultivated over decade (400+ independent producers) • Evaluate opportunity to re-underwrite current existing $100+ million book of business • Combine traditional insurance company structure with legitimate insurtech 1 Key “Atlas” Assets • Decades of data in niche market • More than $10 million in technology and analytics development invested prior to recent challenges • Expert staff that embraces innovation • Ability to capitalize on hard commercial auto market • Unique insights based on industry and affiliate insurance company results 2 MGA Approach Changing the Business Model

Atlas Financial Holdings. – August 2021 6 MGA Attributes Changing the Business Model Infrastructure • MGA entity licensed nationwide • Contracts in place with third party carriers representing the majority of total premium, with the remainder underwritten by affiliate insurance companies • In discussions to continue to transition premium to external carriers • Scalable policy and claims systems specifically designed for niche business • Predictive analytics tools developed using machine learning deployed in both risk selection (underwriting) and claim processes • Proven success working in a remote environment with the ability to scale as the business grows Employees • Cohesive and experienced team with decades of experience in specialty commercial auto niche • Metric-based operating environment ensuring quality and productivity • Initial MGA headcount is a subset of a larger pool of employees which can be available to support growth, as necessary • Longstanding relationships with producers and other strategic business partners • Historically demonstrated ability to grow premium successfully while maintaining efficient operating expense ratios • Management team with experience running 300 FTE business Financial • Flexible expense structure based on potential growth • Headcount to be managed based on actual growth and economic recovery with marginal scale efficiency • Expected positive EBITDA based on hard market, limited competitors, and incremental risk bearing platform(s) • Considering opportunities to cross sell with other insurance and/or service providers • Ability to grow without capital constraints historically related to primary insurance carrier based business model • Significant margin expansion with scale and increased use of insuretech platform

Atlas Financial Holdings. – August 2021 7 Explaining the MGA Model Knowledge Insureds seeking coverage for commercial auto needs (typically individuals and smaller fleets of drivers) Insureds Agents / Brokers MGA Carriers Independent agents seeking options for insureds in order to fit their needs Insurance carriers seek programs to access insureds in niche markets which may not be practical to develop on their own either due to scale, speciality, etc. An MGA, or Managing General Agent, is an individual or company that provides operational functions for insurance carriers who in turn take the financial risk for policies issued by the MGA. These strategic partnerships are a “win win” for both parties due to the complimentary nature of the value delivered by each.

Atlas Financial Holdings. – August 2021 8 Preparation for Market Recovery Second Quarter Market Overview • Submissions in Q2 up 55% vs. Q1 • July up 85% vs. Q2 average • Policies issued in Q2 up 59% vs Q1 • July up 108% vs Q2 average Q2 and YTD Business Update Market Outlook  Driver supply expected to increase post-Labor Day  Platforms offering near-term incentives to attract owner operators 8 • Submissions/Quotes are at only 6% of 2018 • Issued is at only 5% of 2018 • Average premium per vehicle up 25% • $4,956 YTD 2021 • $3,953 in 2018 Room for Growth

Atlas Financial Holdings. – August 2021 9 Current Status of MGA Programs Strategic Update Paratransit • National Interstate exercised renewal rights on large accounts − Validates quality of our book • Extension of Underwriting Agreement for smaller accounts − Traditionally our target market − Demonstrates confidence in our ability as MGA − Expanded underwriting criteria increasing new business Global Liberty • Reduced premium volume to small amount of NY based public auto • Competitive environment in NY may change dramatically post-COVID Taxi / Limo / TNC • Strong partnership with Buckle Corporation • Ability to quote >80% of business we wrote in 2018 • Demand continues to be significantly depressed due to COVID • Exploring opportunity to leverage former Lyft program for fleets

Current Market Recovery

Business Activity Update



Chicago TNC Trips Monthly comparison - 2019 to 2021
12,000
10,000
8,000
6,000
4,000
2,000
-
in 000s
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
2019 2020 2021

Data Source: Nevada Taxicab Authority
https://data.cityofchicago.org/Transportation/Transportation-Network-Providers-Trips/m6dm-c72p



Chicago Taxi Trips Monthly comparison - 2019 to 2021
1,400
1,200
1,000
800
600
400
200
-
in 000s
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
2019 2020 2021

Data Source: Nevada Taxicab Authority
https://data.cityofchicago.org/Transportation/Taxi-Trips/wrvz-psew



Desert Cab Monthly Trips
250,000
200,000
150,000
100,000
50,000
-
Jan Feb Mar Apr May June July Aug Sept Oct Nov Dec
2019 2020 2021

Data Source: Nevada Taxicab Authority
https://taxi.nv.gov/About_Us/ALL/Statistics/

Public Auto COVID Impact/Recovery

- Part-time TNC leading Taxi/Livery in total recovery, but marginal growth slowing
  - **Chicago TNC**: 4,070k trips in May 2021, about a 7% increase from last month but still about 58% down from May 2019 (9,706k trips)
- Taxi/Livery continuing from prior months at increasing marginal rate
  - **Chicago Taxi:** 280k trips in June 2021, about a 21% increase from last month but still about 78% down from June 2019 (1,275k trips)
  - **Las Vegas (Desert)Taxi:** June 2021 shows 8% increase from prior month; 28% increase from June 2019
- All segments experiencing significantly more demand for rides vs. driver supply
- Expecting significant driver return to work following Labor Day
- Platforms offering near-term incentives to attract owner operators

ATLAS FINANCIAL HOLDINGS, INC.

Atlas Financial Holdings. – August 2021
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Atlas Financial Holdings. – August 2021 11 Business Activity Update Market Recovery Taxi Livery Quotes • Highest point since COVID-19 • Securing large customers − Largest Chicago Taxi association − Second largest Las Vegas Taxi company • Currently have 400+ active agents − Distribution channel has actively expanded

Atlas Financial Holdings. – August 2021 12 Recovering from COVID-19 and Beyond Market Evolution Manage through the Pandemic Public Automobile and Ride- sharing companies were impacted as mandated lock- down restrictions were in place and rides fell >90% New Normal Ride-sharing has begun to return in greater numbers than before in lieu of mass transit. Public auto (e.g. taxi, livery, etc.) beginning to follow suit. New “Last Mile” Delivery and Autonomous Driving Consistent market for “Last- Mile” product delivery as well as a natural end-application for autonomous driving as market develops. 2020 2021 Future

Atlas Financial Holdings. – August 2021 13 Please refer to Form 10Q for additional detail

Atlas Financial Holdings. – August 2021 14 2021 Second Quarter Financial Results Condensed Consolidated Statements of Financial Position ($ in ‘000s, except for share and per share data) June 30, 2021 December 31, 2020 Assets (unaudited) Cash and cash equivalents $ 2,014 $ 5,238 Restricted cash 3,197 5,287 Premiums receivable (net of allowance of $800 and $800) 13,859 13,442 Intangible assets, net 2,040 2,235 Property and equipment, net 3,260 18,815 Right-of-use asset 566 888 Notes receivable 18,017 18,017 Other assets 1,977 1,895 Assets held for sale 57,870 53,885 Total assets $ 102,800 $ 119,702 Liabilities Premiums payable $ 18,500 $ 19,416 Lease liability 663 1,091 Due to deconsolidated affiliates 19,091 19,170 Notes payable, net 33,354 36,168 Other liabilities and accrued expenses 3,446 4,342 Liabilities held for sale 50,544 60,407 Total liabilities $ 125,598 $ 140,594 Commitments and contingencies Shareholders' Deficit Ordinary voting common shares, $0.003 par value, 266,666,667 shares authorized, shares issued: June 30, 2021 - 12,302,839 and December 31, 2020 - 12,248,798; shares outstanding: June 30, 2021 - 12,047,334 and December 31, 2020 - 11,993,293 $ 37 $ 37 Restricted voting common shares, $0.003 par value, 33,333,334 shares authorized, shares issued and outstanding: June 30, 2021 and December 31, 2020 - 0 — — Additional paid-in capital 82,006 81,840 Treasury stock, at cost: 255,505 shares of ordinary voting common shares at June 30, 2021 and December 31, 2020, respectively (3,000) (3,000) Retained deficit (102,090) (100,199) Accumulated other comprehensive income, net of tax 249 430 Total shareholders' deficit $ (22,798) $ (20,892) Total liabilities and shareholders' deficit $ 102,800 $ 119,702 Please refer to Form 10Q for additional detail

Atlas Financial Holdings. – August 2021 15 Significant Near-Term Opportunity Recapturing Historic Business 2021 Comparison • Submissions/Quotes are at only 6% of 2018 • Issued is at only 5% of 2018 • Average premium per vehicle up 25% • $4,956 YTD 2021 • $3,953 in 2018 YTD 2021 • Submissions in Q2 up 55% vs Q1 • July up 85% vs Q2 average • Policies issued in Q2 up 59% vs Q1 • July up 108% vs Q2 average

Atlas Financial Holdings. – August 2021 16 Market Conditions Changing Market Dynamics Multiple quarters of significant rate increases in commercial auto Source: CIAB Q1 ‘21 Market Survey

Atlas Financial Holdings. – August 2021 17 Focused Approach to Disrupt Large Market Strategic Realignment “Traditional” MGA Data, experience, scalable systems Large Fleet Initiatives Model after Lyft/Flexdrive, Global TNC Fleet optOn Digital Native, Usage Based, Innovative Horizontal Expansion Small Accounts in Larger Segments $43 Billion Addressable Market Poised for Disruption $2.5 Billion Addressable Market in Taxi, Limo, Paratransit Niche Legacy Future

Atlas Financial Holdings. – August 2021 18 Market Opportunity There is not a “pure play” publicly-traded MGA focused on commercial insurance Status Quo • Traditional underwriting hasn’t evolved significantly in decades • Limited product differentiation • Distribution through retail agencies • Commoditized pricing  Garage zip code  Type of activity Catalysts • Commercial auto development resulting in need for mono-line coverage • Advanced marketing strategies to reach insureds directly • Sophisticated tools available but not utilized in this space • Numerous large generalists pulling back on commercial auto  Even fewer with focus on small accounts • Continued hardening market (40 quarters of rate increases) Future Vision • Mobile technology product • Fully digital model • Differentiated underwriting (improve on traditional U/W and “typical” UBI)  Individual driving behavior, including distracted driving detection  Vehicle type/age/characteristics (VIN based analytics)  Phone based geolocation and other telematics adds precision  Actual utilization rather than proxies  Accumulate numerous uncorrelated data points to continuously improve predictive models Changing Market Dynamics

Atlas Financial Holdings. – August 2021 19

Atlas Financial Holdings. – March 2021 20 Analytics Real Time Pricing Use real-time data points like traffic, time of day, weather, and driver behavior will help offer accurate, on-demand pricing solutions Distribution Direct-to-consumer platform for mono line use- specific commercial auto insurance. Underwriting Losses Slow Claims Reaction Behind on Technology Adoption Driver tracking technology and analytics: Leverage telematics to deliver insight into driver behavior underwriting losses deepened to $4.0 billion in 2019, the segment’s worst loss in 10 years The ability to quickly assess initial claim costs has not materialized. Insurers have not embraced technologies like telematics to enhancing their rating, underwriting, and claims-settling practices Solving Commercial Auto Problems Insurtech Solutions Problems Solutions

Atlas Financial Holdings. – March 2021 21 What is optOn? Insurtech Solutions App-based, on-demand insurance for the gig economy. With optOn, you have options • Technology built for flexibility: 4-hour micro policies with start/stop capabilities • Multiple coverage options delivers choice-based UX • Protection that fills an existing insurance gap • Built by a commercial insurance company with extensive experience in passenger transportation • App integrations allow for customization and adjacent opportunities

Atlas Financial Holdings. – March 2021 22 The Power of Choice Insurtech Solutions Within seconds, the user can view personalized optOn quote options. These quotes, priced at cents per mile, allow rideshare drivers to choose the insurance coverage and price that works for them.

Atlas Financial Holdings. – March 2021 23 The Power of Flexibility Insurtech Solutions 4-hour optOn micro policies are specifically designed with the rideshare driver in mind. Drivers can get covered when they start working, then end coverage when they finish. Coverage can be ended at any time or renewed once a driver nears the end of the policy. The flexibility of the optOn policy allows rideshare drivers to experience peace of mind, knowing they’re protected.

Company Structure

Holding Company System

AFH Corporate Structure



Atlas Financial Holdings Cayman Corp (OTC: AFH)
American Ins. Acquisitions Inc. (DE)
Statutory Company
Non-Stat Entity
MGA Entity
Insuretech Platform
Anchor Holdings Group, Inc. (NY)
Plainview Prem. Fin. Co. Inc. (DE)
Anchor Group Mgmt., Inc. (NY)
UBI Holdings, Inc. (DE)
Global Liberty Ins. Co. of NY (NY)
optOn Digital IP Inc. (DE)
optOn Ins. Agency Inc. (DE)

Anchor Group Management, Inc. MGA (“AGMI”) is a fully-licensed managing general agent (“MGA”) focused on underwriting, administration and policy issuance

- Dedicated to the “light” commercial auto sector, including taxis, transportation network companies (“TNCs”) and non-emergency paratransit companies
- Focus on owner-operators and small fleets (less than 10 vehicles)

optOn Digital IP is a digitally native insuretech platform designed to provide micro duration usage based insurance to TNC drivers

optOn Agency Inc. is a fully-licensed retail agency subsidiary of Atlas Financial Holdings, Inc. (“Atlas”)

ATLAS FINANCIAL HOLDINGS, INC.

Atlas Financial Holdings. – August 2021

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At a Glance and Contact Information

Executive Officers

Scott D. Wollney
Chairman, President &
Chief Executive Officer

Paul Romano
Chief Financial Officer

Directors

Scott D. Wollney

Jordan M. Kupinsky

Ronald E. Konezny

Corporate Headquarters

Atlas Financial Holdings, Inc.

953 American Lane, 3rd Floor

Schaumburg, IL 60173

Service Providers

Stock Transfer Agent - Wilmington Trust Company

Auditors - Baker Tilly

Investor Relations

The Equity Group Inc.

Adam Prior

(212) 836-9606

aprior@equityny.com

Corporate Information	
Corporate Headquarters	Schaumburg, IL
Incorporated	Cayman Islands
Website	www.atlas-fin.com
IPO	2012
Share Information	
Ticker	AFHIF
Share Price	$0.33
Shares Outstanding	12,047,334
Market Cap	$4.0M
Debt	
Publicly Traded Debt Ticker (6.625% / Maturity 4/23/2022)	AFHBL

ATLAS
FINANCIAL HOLDINGS, INC.

Atlas Financial Holdings. – August 2021

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Investor Relations Adam Prior (212) 836-9606 aprior@equityny.com